Retirement benefit plans	12 Months Ended
Mar. 31, 2020
Disclosure of defined benefit plans [abstract]
Retirement benefit plans
Retirement benefit plans
Background to BT’s pension plans
The group has both defined benefit and defined contribution retirement benefit plans. The group’s main plans are in the UK and the largest by membership is the BT Pension Scheme (BTPS) which is a defined benefit plan that was closed to new entrants on 31 March 2001. After that date new entrants to BT in the UK have been able to join a defined contribution plan, currently the BT Retirement Saving Scheme (BTRSS), a contract-based arrangement operated by Standard Life.
Sections B and C of the BTPS were closed to future benefit accrual on 30 June 2018 (which represented over 99% of the BTPS active membership at the time) and affected employees were able to join the BTRSS or the BT Hybrid Scheme (BTHS) for future pension accrual. The BTHS, which combines elements of both defined benefit and defined contribution pension schemes, was set up in April 2019 for non-management employees impacted by the closure of the BTPS and was closed to new entrants on 30 September 2019.
EE Limited operates the EE Pension Scheme (EEPS), which has a defined benefit section that was closed to future benefit accrual in 2014 and a defined contribution section which is open to new joiners.
We also have retirement arrangements around the world in line with local markets and culture.

	What are they?	How do they impact BT’s financial statements?
Defined contribution plans
Benefits in a defined contribution plan are linked to:
–  contributions paid
–  the performance of each individual’s chosen investments
–  the form in which individuals choose to take their benefits.
Contributions are paid into an independently administered fund.

The operating charge in respect of defined contribution plans represents the contribution payable by the group (usually a fixed percentage of each employee's pay).
The group has no exposure to investment and other experience risks.

Defined benefit plans
Benefits in a defined benefit plan are:
–  determined by the plan rules, dependent on factors such as age, years of service and pensionable pay
–  not dependent upon actual contributions made by the company or members.

The operating charge reflects the increase in the liability resulting from the pension benefit earned by active employees in the current period, the costs of administering the plans and any past service costs/credits such as those arising from curtailments or settlements.
The group is exposed to investment and other experience risks and may need to make additional contributions where it is estimated that the benefits will not be met from regular contributions, expected investment income and assets held.

 Significant accounting policies that apply to retirement benefit plans
Defined benefit plans
The Retirement Benefit Obligations in respect of defined benefit plans is the liability (the present value of all expected future obligations) less the fair value of the plan assets.
The income statement expense is allocated between an operating charge and net finance income or expense.
–  The operating charge reflects the increase in the liability resulting from the pension benefit earned by active employees in the current period, the costs of administering the plans and any past service costs/credits such as those arising from curtailments or settlements.
–  The net finance income or expense reflects the interest on the Retirement Benefit Obligations recognised in the group balance sheet, based on the discount rate at the start of the year.
Remeasurements of the Retirement Benefit Obligations are recognised in full in the group statement of comprehensive income in the year in which they arise. These comprise the impact on the liabilities of changes in demographic and financial assumptions compared with the start of the year, actual experience being different to those assumptions and the return on plan assets being above or below the amount included in the net pension interest expense.
Defined contribution plans
The income statement expense for the defined contribution pension plans we operate represents the contributions payable for the year.

Amounts in the financial statements
Group income statement
The expense or income arising from all group retirement benefit arrangements recognised in the group income statement is shown below.

Year ended 31 March	2020 £m	2019 £m	2018 £m
Recognised in the income statement before specific items
– Service cost (including administration expenses and PPF levy):
– defined benefit plans	86	135	376
– defined contribution plans	540	476	265
– Past service credit[a]	—	—	(17)
Subtotal	626	611	624
Recognised in the income statement as specific items (note 9)
– Costs to close BT Pension Scheme and provide transition payments[b] for affected employees	22	23	—
– Cost to equalise benefits between men and women[c]	—	26	—
– Net interest expense on pensions deficit included in specific items	145	139	218
Subtotal	167	188	218
Total recognised in the income statement	793	799	842

[a]	Relates to the removal of future indexation obligations following changes to the benefits provided under certain pension plans operating outside the UK in 2017/18.

[b]
All employees impacted by the closure of the BTPS receive transition payments into their BTRSS pot for a period linked to the employee’s age. There was no past service cost or credit on closure due to the assumed past service benefit link as an active member being the same as that assumed for a deferred member.

[c]
In October 2018, a High Court judgement involving the Lloyds Banking Group’s defined benefit pension schemes was handed down, resulting in the group needing to recognise additional liability to equalise benefits between men and women due to GMPs, in common with most UK defined benefit schemes.

Group balance sheet
The Retirement Benefit Obligations in respect of defined benefit plans reported in the group balance sheet are set out below.

	2020			2019
At 31 March	Assets £m	Liabilities £m	Deficit[a] £m	Assets £m	Liabilities £m	Deficit[a] £m
BTPS	52,240	(53,010)	(770)	52,186	(58,855)	(6,669)
EEPS	820	(879)	(59)	816	(997)	(181)
Other plans[b]	411	(722)	(311)	362	(694)	(332)
Retirement Benefit Obligations (gross of tax)	53,471	(54,611)	(1,140)	53,364	(60,546)	(7,182)
Deferred tax asset			175			1,208
Retirement Benefit Obligations (net of tax)			(965)			(5,974)

[a]
BT is not required to limit any pension surplus or recognise additional pensions liabilities in individual plans as economic benefits are available in the form of either future refunds or reductions to future contributions. This is on the basis that IFRIC 14 applies enabling a refund of surplus following the gradual settlement of the liabilities over time until there are no members remaining in the scheme.

[b]
Included in the liabilities of other plans is £150m (2018/19: £101m) related to unfunded pension arrangements. As at 31 March 2020, £8m of pension liabilities in France have been classified as held for sale. Refer to note 23.

Included within trade and other payables in the group balance sheet is £43m (2018/19: £42m) in respect of contributions payable to defined contribution plans.
Movements in defined benefit plan assets and liabilities
The table below shows the movements on the pension assets and liabilities and shows where they are reflected in the financial statements.

	Assets £m	Liabilities £m	Deficit £m
At 31 March 2018	50,956	(57,803)	(6,847)
Service cost (including administration expenses and PPF levy)	(49)	(86)	(135)
Costs to close BT Pension Scheme	(6)	—	(6)
Cost to equalise benefits between men and women due to guaranteed minimum pension (GMP)	—	(26)	(26)
Interest on pension deficit	1,356	(1,495)	(139)
Included in the group income statement			(306)
Return on plan assets above the amount included in the group income statement	1,607	—	1,607
Actuarial loss arising from changes in financial assumptions[a]	—	(3,920)	(3,920)
Actuarial gain arising from changes in demographic assumptions[a]	—	247	247
Actuarial loss arising from experience adjustments[b]	—	(36)	(36)
Included in the group statement of comprehensive income			(2,102)
Regular contributions by employer	43	—	43
Deficit contributions by employer	2,024	—	2,024
Included in the group cash flow statement			2,067
Contributions by employees	1	(1)	—
Benefits paid	(2,564)	2,564	—
Other (e.g. foreign exchange)	(4)	10	6
Other movements			6
At 31 March 2019	53,364	(60,546)	(7,182)
Service cost (including administration expenses and PPF levy)	(66)	(20)	(86)
Interest on pension deficit	1,246	(1,391)	(145)
Included in the group income statement			(231)
Return on plan assets above the amount included in the group income statement	249	—	249
Actuarial gain arising from changes in financial assumptions[a]	—	3,746	3,746
Actuarial gain arising from changes in demographic assumptions[a]	—	498	498
Actuarial gain arising from experience adjustments[b]	—	360	360
Included in the group statement of comprehensive income			4,853
Regular contributions by employer	160	—	160
Deficit contributions by employer	1,274	—	1,274
Included in the group cash flow statement			1,434
Contributions by employees	—	—	—
Benefits paid	(2,764)	2,764	—
Other (e.g. foreign exchange)	8	(22)	(14)
Other movements			(14)
At 31 March 2020	53,471	(54,611)	(1,140)

[a]
The actuarial gain or loss arises from changes in the assumptions used to value the defined benefit liabilities at the end of the year compared with the assumptions used at the start of the year. This includes both financial assumptions, which are based on market conditions at the year end, and demographic assumptions such as life expectancy.

[b]
The actuarial loss or gain arising from experience adjustments on defined benefit liabilities represents the impact on the liabilities of differences between actual experience during the year compared with the assumptions made at the start of the year. Such differences might arise, for example, from members choosing different benefit options at retirement, actual salary increases being different from those assumed or actual benefit increases being different to the pension increase assumption.

How do we value our retirement benefit plans?
Valuation methodology
The Retirement Benefit Obligations are measured as the present value of the estimated future benefit cash flows to be paid by each plan, calculated using the projected unit credit method. These calculations are performed by professionally qualified actuaries.
The expected future benefit payments are based on a number of assumptions including future inflation, retirement ages, benefit options chosen and life expectancy and are therefore inherently uncertain. Actual benefit payments in a given year may be higher or lower, for example if members retire sooner or later than assumed, or take a greater or lesser cash lump sum at retirement than assumed.
Overview and governance of the BTPS
What is the profile of the BTPS?
At 30 June 2019, the date of the membership data used to value the liabilities, there were 286,000 members in the BTPS. Members belong to one of three sections depending upon the date they first joined the BTPS. The membership is analysed below.
Analysis of BTPS

	Active members		Deferred members	Pensioners	Total
Sections A and B liabilities (£bn)[a]	—		7.2	28.7	35.9
Section C liabilities (£bn)	—		12.8	4.3	17.1
Total IAS 19 liabilities (£bn)	—		20.0	33.0	53.0
Total number of members	—	[b]	81,000	205,000	286,000

[a]	Sections A and B have been aggregated in this table as Section A members have typically elected to take Section B benefits at retirement.

[b]	At 30 June 2019 there are around 50 active members in the BTPS.
The estimated duration of the BTPS liabilities, which is an indicator of the weighted average term of the liabilities, is around 15 years although the benefits payable by the BTPS are expected to be paid over more than 70 years. Whilst benefit payments are expected to increase over the earlier years, the value of the liabilities is expected to reduce.
The chart below illustrates the estimated benefits payable from the BTPS forecast using the IAS 19 assumptions.

What are the benefits under the BTPS?
Benefits earned for pensionable service prior to 1 April 2009 are based upon a member’s final salary and a normal pensionable age of 60.
Between 1 April 2009 and 30 June 2018, Section B and C active members accrued benefits based upon a career average re-valued earnings (CARE) basis and a normal pensionable age of 65. On a CARE basis benefits are built up based upon earnings in each year and the benefit accrued for each year is increased by the lower of inflation or the individual’s actual pay increase in each year to retirement.
Under the Scheme rules the determination of the rate of inflation for statutory minimum rates of revaluation and indexation for the majority of benefits is based upon either the Retail Price Index (RPI) or the Consumer Price Index (CPI) which apply to each category of member as shown below.

	Active members	Deferred members	Pensioners
Section Ba	Benefits accrue on a CARE basis increasing at the lower of RPI or the individual’s actual pensionable pay increase	Preserved benefits are revalued before retirement based upon CPI	Increases in benefits in payment are currently based upon CPI
Section C			Increases in benefits in payment are currently based upon RPI up to a maximum of 5%

[a]	Section A members have typically elected to take Section B benefits at retirement.
How is the BTPS governed and managed?
BT Pension Scheme Trustees Limited (the Trustee) has been appointed by BT as an independent trustee to administer and manage the BTPS on behalf of the members in accordance with the terms of the BTPS Trust Deed and Rules and relevant legislation (principally the Pension Schemes Act 1993, the Pensions Act 1995 and the Pensions Act 2004).
Under the terms of the Trust Deed there are nine Trustee directors, all of whom are appointed by BT, as illustrated below. Trustee directors are usually appointed for a three-year term but are then eligible for re-appointment.

BTPS assets

 Critical accounting judgements and key estimates made when valuing our pension assets
Under IAS19, plan assets must be valued at the bid market value at the balance sheet date. Our pension assets include quoted and unquoted investments. A portion of unquoted investments are valued based on inputs that are not directly observable, which require more judgement. The assumptions used in valuing unquoted investments are affected by current market conditions and trends which could result in changes in fair value after the measurement date.

Valuation of main quoted investments
-  Equities listed on recognised stock exchanges are valued at closing bid prices.
- Bonds that are regularly traded are valued using broker quotes.
- Exchange traded derivative contracts are valued based on closing bid prices.

Valuation of main unquoted investments (prior to estimated adjustments)
-  Equities are valued using the IPEVC guidelines where the most significant assumptions are the discount rate and earnings assumptions.
-  Property investments are valued on the basis of open market value by an independent valuer. The significant assumptions used in the valuation are rental yields and occupancy rates. In light of the negative impact of the Covid-19 pandemic on financial markets, the independent valuers included material uncertainty clauses in respect of £2bn of the UK Property asset valuations. The directors still consider these valuations to be the best estimate of the valuation of the Property investments, but there is a higher degree of uncertainty compared to previous years.
-  Bonds that are not regularly traded are valued by an independent valuer using pricing models making assumptions for credit risk, market risk and market yield curves.
-  Over the counter derivatives are valued by an independent valuer using cashflows discounted at market rates. The significant assumptions used in the valuation are the yield curves and cost of carry.
-  Holdings in investment funds are valued at fair value which is typically the Net Asset Value provided by the fund administrator or investment manager. The significant assumption used in the valuation is the Net Asset Value.
-  Infrastructure investments are valued by an independent valuer using a model-based valuation such as a discounted cash flow approach. The significant assumptions used in the valuation are the discount rate and the expected cash flows.
-  The value of the longevity insurance contract held by the BTPS is measured by discounting the projected cash flows payable under the contract (projected by an actuary, consistent with the terms of the contract). The significant assumptions used to value the asset are the discount rate and the mortality assumptions.

Estimated adjustments to the valuation of main unquoted investments
Under IAS 19, around £6bn of these unquoted assets have been initially measured using the most recent valuations, adjusted for cash movements between the last valuation date and 31 March 2020. As the latest valuations for these assets precede the negative impact of the Covid-19 pandemic on financial markets, we have applied an estimated adjustment by reference to either market indices or estimated 31 March 2020 valuations provided by the portfolio investment managers.

The overall effect of this adjustment has reduced the valuation of illiquid assets by £0.5bn, and is reflected in the final IAS 19 position at 31 March 2020. Whilst intended to capture material market driven asset valuation movements in the period to 31 March 2020, the calculation of this estimated adjustment contains additional uncertainty over that of the formal valuation process for these assets.

Asset allocation
The allocation of assets between different classes of investment is reviewed regularly and is a key factor in the Trustee’s investment policy. The allocations reflect the Trustee’s views on the appropriate balance to be struck between seeking returns and incurring risk, and on the extent to which the assets should be allocated to match liabilities. Current market conditions and trends are regularly assessed which may lead to adjustments in the asset allocation.
The fair value of the assets of the BTPS analysed by asset category are shown below. These are subdivided by assets that have a quoted market price in an active market and those that do not (such as investment funds).

		2020[a]				2019[a]
		Assets, prior to estimated adjustments £bn	Total assets[b] £bn	of which quoted[c] £bn	Total %	Total assets £bn	of which quoted[c] £bn	Total %
Growth
Equities	UK	0.3	0.3	0.3	1	0.5	0.4	1
	Overseas developed	6.7	6.7	5.6	13	7.7	7.3	15
	Emerging markets	1.0	1.0	1.0	2	1.1	1.1	2
Private Equity		1.6	1.3	—	2	1.5	—	3
Property	UK	3.5	3.5	—	7	3.5	—	7
	Overseas	1.1	1.1	—	2	1.1	—	2
Other growth assets	Absolute Return[d]	1.2	1.2	—	2	1.2	—	2
	Non Core Credit[e]	4.4	4.2	1.0	8	3.8	1.1	7
	Mature Infrastructure	1.5	1.5	—	3	1.4	—	3
Liability matching
Government bonds	UK	13.9	13.9	13.9	27	13.2	13.2	25
Investment grade credit	Global	14.4	14.4	10.1	28	14.3	10.1	27
Cash, derivatives and other
Cash balances		2.3	2.3	—	4	2.7	—	5
Longevity insurance contract[f]		(0.8)	(0.8)	—	(2)	(0.7)	—	(1)
Other[g]		1.6	1.6	—	3	0.9	—	2
Total		52.7	52.2	31.9	100	52.2	33.2	100

[a]	At 31 March 2020, the Scheme did not hold any equity issued by the group (2018/19: nil). The Scheme also held £1,867m (2018/19: £2,154m) of bonds issued by the group.

[b]
Includes an estimated adjustment to assets where the latest valuation precedes the negative impact of the Covid-19 pandemic on financial markets. The calculation of this estimated adjustment contains additional uncertainty over that of the formal valuation process for these assets

[c]	Assets with a quoted price in an active market.

[d]
This allocation seeks to generate returns irrespective of the direction of markets. Managers within this allocation will typically manage their portfolios without close regard to a specific market benchmark.

[e]
This allocation includes a range of credit investments, including emerging market, sub-investment grade and unrated credit. The allocation seeks to exploit investment opportunities within credit markets using the expertise of a range of specialist investment managers.

[f]
The Trustee has hedged some of the Scheme’s longevity risk through a longevity insurance contract which was entered into in 2014. The value reflects experience to date on the contract from higher than expected deaths. This amount partly offsets a reduction which has been recognised in the Scheme’s liabilities.

[g]	Includes collateral posted in relation to derivatives held by the Scheme.
BTPS Liabilities

 Critical accounting judgements and key estimates made when valuing our pension liabilities
The measurement of the service cost and the liabilities involves judgements about uncertain events including the life expectancy of the members, price inflation and discount rates used to calculate the net present value of the future pension payments. We use estimates for all of these uncertain events. Our assumptions reflect historical experience, external advice and our judgement regarding future expectations at the balance sheet date.

The table below summarises the approach used to set the key IAS 19 assumptions for the BTPS.

Approach to set the assumption
Discount rate
IAS 19 requires that the discount rate is determined by reference to market yields at the reporting date on high quality corporate bonds. The currency and term of these should be consistent with the currency and estimated term of the pension obligations.
The assumption is calculated by applying the projected BTPS benefit cash flows to a corporate bond yield curve constructed by our external actuary based on the yield on AA-rated corporate bonds.
In setting the yield curve, judgement is required on the selection of appropriate bonds to be included in the universe and the approach used to then derive the yield curve.

RPI and CPI inflation
The RPI inflation assumption is set using an inflation curve derived from market yields on government bonds, weighted by projected BTPS benefit cash flows, and making an adjustment for an inflation risk premium (to reflect the extra premium paid by investors for inflation protection), which we currently assume to be 20bps.
CPI is assessed at a margin below RPI taking into account market forecasts and independent estimates of the expected difference.
A consultation on the future of Retail Prices Index (RPI) launched in March 2020 has created uncertainty around future expectations of RPI and CPI and therefore the measurement of the pension liabilities at 31 March 2020. The consultation considers aligning RPI with CPIH at a point between 2025 and 2030. We estimate that 60% of the impact of aligning RPI with CPIH from 2030 is reflected in the value of RPI-linked assets at 31 March 2020 and we have amended our long-term RPI and CPI assumptions accordingly. Additional developments could lead to further changes to our inflation assumptions and/or asset valuations at future reporting dates.

Pension increases	Benefits are assumed to increase in line with the RPI or CPI inflation assumptions, based on the relevant index for increasing benefits, as prescribed by the rules of the BTPS and summarised above.
Longevity
The longevity assumption takes into account:
–  the actual mortality experience of the BTPS pensioners, based on a formal review conducted at the 2014 triennial funding valuation
–  future improvements in longevity based on a model published by UK actuarial profession’s Continuous Mortality Investigation (using the CMI 2018 Mortality Projections model with a 1.25% per year long-term improvement parameter).

The key financial assumptions used to measure the liabilities of the BTPS are shown below.

	Nominal rates (per year)						Real rates (per year)[a]
At 31 March	2020		2019		2018		2020		2019		2018
Rate used to discount liabilities	2.45%		2.35%		2.65%		(0.15)%		(0.87)%		(0.44)%
Inflation – increase in RPI	2.60%		3.25%		3.10%		—%		—%		—%
Inflation – increase in CPI	2.10%	[b]	2.25%	[c]	2.00%	[d]	(0.5)%	[b]	(1.0)%	[c]	(1.1)%	[d]

[a]	The real rate is calculated relative to RPI inflation.

[b]	Assumed to be 0.4% lower until 31 March 2030.

[c]	Assumed to be 0.1% lower until 31 March 2023.

[d]	Assumed to be 0.1% higher until 31 March 2023.
The BTPS represents over 97% of the group’s pension liabilities. While the financial assumptions may vary for each scheme, the nominal financial assumptions weighted by liabilities across all schemes are equal to the figures shown in the table above (to the nearest 0.05%).
Based on the IAS 19 longevity assumptions, the forecast life expectancies for BTPS members aged 60 are as follows:

	2020	2019
At 31 March	Number of years	Number of years
Male in lower pay bracket	25.4	25.7
Male in medium pay bracket	26.7	27.0
Male in higher pay bracket	28.1	28.5
Female in lower pay bracket	28.1	28.5
Female in higher pay bracket	28.4	28.7
Average improvement for a member retiring at age 60 in 10 years' time	0.7	0.7

Risks underlying the assumptions
Background
The BTPS faces similar risks to other UK DB schemes: things like future low investment returns, high inflation, longer life expectancy and regulatory changes may all mean the BTPS becomes more of a financial burden. Further details are set out on page 59.
Changes in external factors, such as interest rates, can have an impact on the IAS 19 assumptions, impacting the measurement of BTPS liabilities. These factors can also impact the Scheme assets. The BTPS hedges some of these risks, including longevity and currency using financial instruments and insurance contracts.
Some of the key financial risks, and mitigations, for the BTPS are set out in the table below.

Changes in corporate and government bond yields	A fall in yields on AA-rated corporate bonds, used to set the IAS 19 discount rate, will lead to an increase in the IAS 19 liabilities.
The BTPS’s assets include corporate bonds, government bonds and interest rate derivatives which are expected to partly offset the impact of movements in the discount rate. However, yields on these assets may diverge compared with the discount rate in some scenarios.

Changes in inflation expectations
A significant proportion of the benefits paid to members are currently increased in line with RPI or CPI inflation. An increase in long-term inflation expectations will lead to an increase in the IAS 19 liabilities.

The BTPS’s assets include index-linked government bonds and inflation derivatives which are expected to largely offset the impact of movements in inflation expectations.
Changes in growth assets
A significant proportion of the BTPS assets are invested in growth assets, such as equities and property. Although the BTPS has temporary hedges in place to partly offset the impact of a fall in equity markets, a fall in these growth assets will lead to a worsening of the IAS 19 deficit.

Changes in life expectancy	An increase in the life expectancy of members will result in benefits being paid out for longer, leading to an increase in the BTPS liabilities.
The BTPS holds a longevity insurance contract which covers around 25% of the BTPS’s total exposure to improvements in longevity, providing long-term protection and income to the BTPS in the event that members live longer than currently expected.

The future of RPI
If RPI is aligned with CPIH in the future it could lead to a fall in long-term RPI of around 1%. At 31 March 2020, we estimate that 60% of the impact of aligning RPI with CPIH from 2030 is reflected in the value of RPI-linked assets. Full alignment from 2030 would therefore reduce RPI inflation expectations from 2030 by 0.4%.

This change would reduce the value of the RPI-linked pension liabilities by around £0.4bn. However, the value of the scheme’s RPI-linked assets would also be negatively impacted (assuming no compensation is provided to asset holders) by around £1.4bn. The result would be a net increase in the IAS 19 deficit of around £1bn.
If the alignment of RPI with CPIH is carried out earlier, the impact on the deficit will be greater.

Other risks include: volatile asset returns (ie where asset returns differ from the discount rate); changes in legislation or regulation which impact the value of the liabilities or assets; and member take-up of options before and at retirement to reshape their benefits.
Scenario analysis
The potential negative impact of the key risks is illustrated as the following five scenarios. These have been assessed by BT's independent actuary as scenarios that might occur no more than once in every 20 years.

Scenario	1-in-20 events
	2020	2019
1. Fall in bond yields[a]	1.1%	1.1%
2. Increase in credit spreads only	0.7%	N/A
3. Increase to inflation rate[b]	0.7%	0.7%
4. Fall in growth assets [c]	20.0%	N/A
5. Increase to life expectancy	1.25 years	1.25 years

[a]	Scenario assumes a fall in the yields on both government and corporate bonds.

[b]	Assuming RPI, CPI, pension increases and salary increases all increase by the same amount.

[c]	Impact includes the potential impact of temporary equity hedges held by the Scheme.
The impact shown under each scenario looks at each event in isolation – in practice a combination of events could arise.

The sensitivities have been prepared using the same approach as 2018/19 which involves calculating the liabilities and assets assuming the change in market conditions assumed under the scenario occurs.
BTPS funding
Triennial funding valuation
The triennial valuation is carried out for the Trustee by a professionally qualified independent actuary. The purpose of the valuation is to design a funding plan to ensure that the BTPS has sufficient funds available to meet future benefit payments. The latest funding valuation was performed as at 30 June 2017. The next funding valuation will have an effective date of no later than 30 June 2020.
The valuation methodology for funding purposes, which is based on prudent assumptions, is broadly as follows:
–Assets are valued at market value at the valuation date.
–Liabilities are measured on an actuarial funding basis using the projected unit credit method and discounted to their present value.
The results of the two most recent triennial valuations are shown below.

	June 2017 valuation £bn	June 2014 valuation £bn
BTPS liabilities	(60.4)	(47.2)
Market value of BTPS assets	49.1	40.2
Funding deficit	(11.3)	(7.0)
Percentage of accrued benefits covered by BTPS assets at valuation date	81.3%	85.2%
Percentage of accrued benefits on a solvency basis covered by the BTPS assets at the valuation date	62.2%	63.0%

Key assumptions – funding valuation
These valuations were determined using the following prudent long-term assumptions.

	Nominal rates (per year)		Real rates (per year)[a]
	June 2017 valuation %	June 2014 valuation %	June 2017 valuation %	June 2014 valuation %
Average single equivalent discount rate	2.6	4.5	(0.8)	1.0
Average long-term increase in RPI	3.4	3.5	—	—
Average long-term increase in CPI	2.4	2.5	(1.0)	(1.0)

[a]	The real rate is calculated relative to RPI inflation and is shown as a comparator.
The discount rate at 30 June 2017 was derived from prudent return expectations above a risk-free yield curve based on gilt and swap rates. The discount rate reflects views of future returns at the valuation date, allowing for the Scheme to hold 45% of its investments in growth assets initially, before de-risking to a low risk investment approach by 2034. This gives a prudent discount rate of 1.4% per year above the yield curve initially, trending down to 0.7% per year above the curve in the long-term. The assumption is equivalent to using a flat discount rate of 1.0% per year above the risk-free yield curve at the valuation date.
The average life expectancy assumptions at the valuation dates, for members 60 years of age, are as follows.

Number of years from valuation date	June 2017 assumptions	June 2014 assumptions
Male in lower pay bracket	25.9	26.1
Male in medium pay bracket	27.2	27.5
Male in high pay bracket	28.6	29.0
Female in lower pay bracket	28.6	28.9
Female in high pay bracket	28.9	29.2
Average improvement for a member retiring at age 60 in 10 years’ time	0.9	1.3

Changes in the funding position
The impact of changes in market conditions on the funding liabilities may differ from the impact on the IAS 19 liabilities. The estimated impact of the scenarios illustrated on page 169 on the funding liabilities is shown in the chart below.

Payments made to the BTPS

Year ended 31 March	2020	2019
	£m	£m
Ordinary contributions	118	33
Deficit contributions	1,250	2,000
Total contributions in the year	1,368	2,033

Future funding obligations and recovery plan
Under the terms of the Trust Deed, the group is required to have a funding plan, determined at the conclusion of the triennial funding valuation, which is a legal agreement between BT and the Trustee and should address the deficit over a maximum period of 20 years.
In May 2018, the 2017 triennial funding valuation was finalised, agreed with the Trustee and certified by the Scheme Actuary. The funding deficit at 30 June 2017 was £11.3bn. The deficit was agreed to be met over a 13 year period, with the remaining payments shown in the table below.
BT is scheduled to make future deficit payments to the BTPS in line with the table below.

Year to 31 March	2021		2022		2023	2024	2025	2026	2027	2028	2029	2030
Deficit contribution (£m)	900	[a]	900	[b]	907	907	907	907	907	907	907	907

[a]	£400m payable by 30 June 2020.

[b]	£200m payable by 30 June 2021.
Based on the 2017 funding valuation agreement, the group expects to make contributions of approximately £960m to the BTPS in 2020/21, comprising of contributions of approximately £60m for expenses and future accrual and deficit contributions of £900m.
Other protections
The 2017 funding agreement with the Trustee included additional features for BT to provide support to the BTPS. These include:

Feature	Detail
Shareholder distributions
BT will provide additional payments to the BTPS by the amount that shareholder distributions exceed a threshold. The threshold allows for 10% per year dividend per share growth plus £200m per year of share buybacks on a cumulative basis.
This will apply until 30 June 2021, or until the finalisation of the next valuation if earlier.
BT will also consult with the Trustee if it considers share buybacks in excess of £200m per year or making a special dividend. This obligation is on-going until otherwise terminated.

Material corporate events
In the event that BT generates net cash proceeds greater than £1.0bn from disposals (net of acquisitions) in any 12-month period ending 30 June, BT will make additional contributions to the BTPS equal to one third of those net cash proceeds. This obligation applies until the next valuation is signed.
BT will consult with the Trustee if:
  –  it considers making acquisitions with a total cost of more than £1.0bn in any 12-month period; or
  –  it considers making disposals of more than £1.0bn; or
  –  it considers making a Class 1 transaction (acquisition or disposal); or
  –  it is subject to a takeover offer.
This obligation is on-going until otherwise terminated.
BT will advise the Trustee should there be other material corporate events which would materially impact BT’s covenant to the BTPS. This obligation is on-going until otherwise terminated.

Negative pledge
A negative pledge that future creditors will not be granted superior security to the BTPS in excess of a £1.5bn threshold, to cover both British Telecommunications plc and BT Group plc.
This provision applies until the deficit reduces to below £2.0bn at any subsequent funding valuation.

In the highly unlikely event that the group were to become insolvent there are additional protections of BTPS members’ benefits:

Feature	Detail
Crown Guarantee
The Crown Guarantee was granted by the Government when the group was privatised in 1984 and would only come into effect upon the insolvency of BT.
The Trustee brought court proceedings to clarify the scope and extent of the Crown Guarantee. The Court of Appeal judgement on 16 July 2014 established that:
–  the Crown Guarantee covers BT’s funding obligation in relation to the benefits of members of the BTPS who joined post-privatisation as well as those who joined pre-privatisation (subject to certain exceptions)
–  the funding obligation to which the Crown Guarantee relates is measured with reference to BT’s obligation to pay deficit contributions under the rules of the BTPS.
The Crown Guarantee is not taken into account for the purposes of the actuarial valuation of the BTPS and is an entirely separate matter, only being relevant in the highly unlikely event that BT became insolvent.

Pension Protection Fund (PPF)	Further protection is also provided by the Pension Protection Fund which is the fund responsible for paying compensation in schemes where the employer becomes insolvent.

Other benefit plans
In addition to the BTPS, the group maintains benefit plans around the world with a focus on these being appropriate for the local market and culture.
EEPS
The EEPS is the second largest defined benefit plan sponsored by the group. It has a defined benefit section that is closed to future accrual, with liabilities of around £0.9bn, and a defined contribution section with around 9,000 members.
At 31 March 2020, the defined benefit section’s assets are invested across a number of asset classes including global equities (20%), property & illiquid alternatives (25%), an absolute return portfolio (23%) and a liability driven investment portfolio (32%).
The most recent triennial valuation of the defined benefit section was performed as at 31 December 2018 and agreed in March 2020. This showed a funding deficit of £161m. The group is scheduled to contribute £3.3m each month until 31 July 2022.
BTRSS
The BTRSS is the largest defined contribution plan maintained by the group with around 67,000 active members. In the year to 31 March 2020, £460m of contributions were payable by the group to the BTRSS.
BTHS
The BTHS combines elements of both defined benefit and defined contribution pension schemes. It was set up in April 2019 for non-management employees impacted by the closure of the BTPS and was closed to new entrants on 30 September 2019. At 31 March 2020 it had liabilities of around £12m.